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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 26, 1996



                           MORGAN STANLEY GROUP INC.
            (Exact name of registrant as specified in its charter)




          Delaware                   1-9085                   13-2838811

 (State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code: (212) 761-4000

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Item 7(c).  Exhibits

8.17 Tax Opinion of Davis Polk & Wardwell, dated June 26, 1996, relating to the registrant's Equity Linked Notes due June 26, 1997, as described in Amendment No. 1 to Pricing Supplement No. 14 dated June 12, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



8.18 Tax Opinion of Davis Polk & Wardwell, dated July 5, 1996, relating to the registrant's Equity Linked Notes due July 5, 1997, as described in Amendment No. 1 to Pricing Supplement No. 15 dated June 14, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             MORGAN STANLEY GROUP INC.
                                             Registrant

                                               /s/  Patricia A. Kurtz
                                             ---------------------------
                                             Name:  Patricia A. Kurtz
                                             Title: Assistant Secretary


Date:    July 9, 1996



                               Index to Exhibits
                               -----------------


Exhibit No.                      Description
- -----------                      -----------

8.17 Tax Opinion of Davis Polk & Wardwell, dated June 26, 1996, relating to the registrant's Equity Linked Notes due June 26, 1997, as described in Amendment No. 1 to Pricing Supplement No. 14 dated June 12, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.

8.18 Tax Opinion of Davis Polk & Wardwell, dated July 5, 1996, relating to the registrant's Equity Linked Notes due July 5, 1997, as described in Amendment No. 1 to Pricing Supplement No. 15 dated June 14, 1996 to the Prospectus Supplement dated May 2, 1996 and the Prospectus dated May 1, 1996 related to Registration Statement No. 333-01655.